UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 27, 2008

IHOP Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 27, 2008, IHOP Corp. issued a press release announcing its fourth quarter and fiscal 2007 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 7.01.                                    REGULATION FD DISCLOSURE.

On February 27, 2008, IHOP Corp. issued a press release entitled, “IHOP Corp. Provides Financial Performance Guidance for Fiscal 2008.”  A copy of the press release is filed as Exhibit 99.2 to this report and incorporated herein by reference. In addition to the information in the press release, IHOP Corp. is providing additional disclosure regarding its expectations for depreciation and amortization expense in 2008. IHOP Corp. expects that total depreciation and amortization expense will range between $130 - $140 million in 2008.

The preceding sentence constitutes a forward-looking statement provided by IHOP Corp. pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995. This statement involves known and unknown risks, uncertainties and other factors, which may cause the actual results to be materially different than those expressed. These factors include, but are not limited to the factors identified in the press release under “Forward-Looking Statements,” and other factors discussed from time to time in the Company’s news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of Annual and Quarterly Reports on Forms 10-K and 10-Q. In particular, the expectations regarding depreciation and amortization of tangible and intangible assets arising from the Applebee’s acquisition are based on a preliminary purchase price allocation. IHOP Corp.’s fair value estimates used for the purchase price allocation may change during the allowable allocation period, which is up to one year from the acquisition date, if additional information becomes available. IHOP Corp. disclaims any intent or obligation to update this forward-looking information.

The information set forth in response to this item shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit No.	Description
99.1	Press release of IHOP Corp., dated February 27, 2008, re Fourth Quarter and Fiscal 2007 Financial Results
99.2	Press release of IHOP Corp., dated February 27, 2008, re Guidance for Fiscal 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2008	IHOP CORP.

	By:	/s/ Thomas G. Conforti
Thomas G. Conforti
Chief Financial Officer (Principal
Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of IHOP Corp., dated February 27, 2008, re Fourth Quarter and Fiscal 2007 Financial Results
99.2	Press release of IHOP Corp., dated February 27, 2008, re Guidance for Fiscal 2008